SUPPLEMENT DATED SEPTEMBER 28, 2001
                              TO THE PROSPECTUS OF

                VALUEMARK(R) II FLEXIBLE PREMIUM VARIABLE ANNUITY
                VALUEMARK(R) IV FLEXIBLE PREMIUM VARIABLE ANNUITY
                                DATED MAY 1, 2001

                                    ISSUED BY
                  PREFERRED LIFE INSURANCE COMPANY OF NEW YORK
                        PREFERRED LIFE VARIABLE ACCOUNT C


Effective November 5, 2001, the following Investment Options will be closed to new monies:

o        AIM V.I. Growth Fund
o        Franklin Aggressive Growth Securities Fund
o        Franklin Global Health Care Securities Fund
o        Franklin Money Market Fund
o        Franklin Natural Resources Securities Fund
o        Franklin Technology Securities Fund
o        Templeton Asset Strategy Fund
o        Templeton Global Income Securities Fund
o        Templeton International Smaller Companies Fund

On and after November 5, sub-accounts investing in the above Investment Options will no longer accept new premiums, transfers from other sub-accounts or the fixed account, including dollar cost averaging transfers, or automatic portfolio rebalancing or reallocations pursuant to an Allianz Asset Allocation Model. Monies already allocated to one of the closed Investment Options will remain in the Investment Option until we receive contrary instructions from the contract owner.

Any new premiums or transfers allocated to one of the closed Investment Options will be allocated to the AZOA Money Market Fund, until we receive new instructions from the contract owner. Automatic portfolio rebalancing and asset allocation will be discontinued for any rebalancing or allocation program that includes one of the closed Investment Options, until we receive new instructions from the contract owner.



                                                                   PRO-005-1101